Congress Small Cap Growth Fund

Supplement dated July 18, 2022 to the Summary Prospectus dated February 28, 2022 Class/Ticker: Retail Class / CSMVX Institutional Class / CSMCX

Effective immediately, all references to options as an investment strategy and a principal investment risk of the Fund in the Summary Prospectus are hereby removed.

Please retain this Supplement with your Summary Prospectus.